Exhibit 32

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Samaritan Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:        August 14, 2003           /s/Janet Greeson
                                              --------------------------
                                                         Janet Greeson
                                              Chief Executive Officer

Dated:      August 14, 2003           /s/Eugene Boyle
                                             --------------------------
                                                         Eugene Boyle
                                              Chief Financial Officer


Dated:        August 14, 2003           /s/Doug Bessert
                                             --------------------------
                                                        Doug Bessert
                                                        Vice President